News Release For Further Information: Jessica Gulis, 248.559.0840 ir@cnfrh.com Conifer Holdings Reports 2019 First Quarter Financial Results Company to Host Conference Call at 8:30 AM ET on Thursday, May 9, 2019 Birmingham, MI, May 8, 2019 - Conifer Holdings, Inc. (Nasdaq: CNFR) (“Conifer” or the “Company”) today announced results for the first quarter ended March 31, 2019. First Quarter 2019 Financial Highlights (all comparisons to prior year period) Commercial Lines gross written premiums increased 4% in the quarter to $22.6 million Personal Lines gross written premiums decreased 16% to $1.6 million • Overall, gross written premium increased 2.0% to $24.2 million • Commercial Lines combined ratio was 100.9% (with accident year combined ratio of 96.5%) • Personal Lines combined ratio was 253.6% (with accident year combined of 148.5%) • Net loss of $680,000, or $0.08 per share based on 8.5 million average shares outstanding • As of March 31, 2019 book value was $5.14 per share • • Management Comments James Petcoff, Chairman and CEO, commented, “With the planned changes in our premium mix largely in place, Conifer is in a much better position to selectively grow our top line and achieve greater scale in 2019. We have begun to see favorable trends that will help grow our commercial lines premiums, and are committed to lowering our expense ratio by first reducing our absolute cost, growing our earned premium base, and allowing the Company to achieve greater operating efficiency over time. We believe this will ultimately help to drive long-term sustainable profitability and deliver positive shareholder returns.”

Conifer Holdings, Inc. Page 2 May 8, 2019 2019 First Quarter Financial Results Overview As of and for the Three Months Ended March 31, 2019 2018 % Change (dollars in thousands, except share and per share amounts) Gross written premiums $ 24,216 $ 23,737 2.0% Net written premiums 20,322 19,845 2.4% Net earned premiums 21,687 23,800 -8.9% Net investment income 910 802 13.5% Net realized investment gains (losses) 19 161 ** Change in fair value of equity investments 1,265 (297) Other gains - - ** Net income (loss) (680) 213 ** Net income (loss) per share, diluted $ (0.08) $ 0.02 Adjusted operating income (loss)* (4,247) 1,780 ** Adjusted operating income (loss) per share, diluted* $ (0.50) $ 0.21 Book value per common share outstanding $ 5.14 $ 6.04 Weighted average shares outstanding, basic and diluted 8,453,570 8,520,328 Underwriting ratios: Loss ratio (1) 66.5% 55.7% Expense ratio (2) 41.6% 44.0% Combined ratio (3) 108.1% 99.7% * The "Definitions of Non-GAAP Measures" section of this release defines and reconciles data that are not based on generally accepted accounting principles. ** Percentage is not meaningful (1) The loss ratio is the ratio, expressed as a percentage, of net losses and loss adjustment expenses to net earned premiums and other income from underwriting operations. (2) The expense ratio is the ratio, expressed as a percentage, of policy acquisition costs and other underwriting expenses to net earned premiums and other income from underwriting operations. (3) The combined ratio is the sum of the loss ratio and the expense ratio. A combined ratio under 100% indicates an underwriting profit. A combined ratio over 100% indicates an underwriting loss. 2019 First Quarter Premiums Gross Written Premiums Gross written premiums increased 2.0% in the first quarter of 2019 to $24.2 million, compared to $23.7 million in the prior year period. The increase was due to higher commercial lines premiums driven by an increase in the Company’s small commercial business group, offset by lower personal lines premiums during the quarter.

Conifer Holdings, Inc. Page 3 May 8, 2019 Net Earned Premiums Net earned premiums decreased 8.9% to $21.7 million for the first quarter of 2019, compared to $23.8 million for the prior year period. The decrease is largely attributed to lower personal lines net earned premiums during the period. Commercial Lines Financial and Operational Review Commercial Lines Financial Review Three Months Ended March 31, 2019 2018 % Change (dollars in thousands) Gross written premiums $ 22,584 $ 21,788 3.7% Net written premiums 19,306 19,422 -0.6% Net earned premiums 20,698 20,127 2.8% Underwriting ratios: Loss ratio 60.5% 50.6% Expense ratio 40.4% 45.7% Combined ratio 100.9% 96.3% Contribution to combined ratio from net (favorable) adverse prior year development 4.4% (4.5%) Accident year combined ratio (1) 96.5% 100.8% (1) The accident year combined ratio is the sum of the loss ratio and the expense ratio, less changes in net ultimate loss estimates from prior accident year loss reserves. The accident year combined ratio provides management with an assessment of the specific policy year's profitability and assists management in their evaluation of product pricing levels and quality of business written. The Company’s commercial lines of business, representing 93.3% of total gross written premiums in the first quarter of 2019, primarily consists of property and liability coverage offered to owner- operated small- to mid-sized businesses, such as hospitality risks including restaurants, bars, taverns and professional organizations. Commercial lines gross written premiums increased 3.7% to $22.6 million in the first quarter of 2019, due to growth in the Company’s specialty small business line. For the first quarter of 2019, the commercial lines combined ratio was 100.9%. The commercial lines accident year combined ratio was 96.5% for the quarter.

Conifer Holdings, Inc. Page 4 May 8, 2019 Personal Lines Financial and Operational Review Personal Lines Financial Review Three Months Ended March 31, 2019 2018 % Change (dollars in thousands) Gross written premiums $ 1,632 $ 1,949 -16.3% Net written premiums 1,016 423 140.2% Net earned premiums 989 3,673 -73.1% Underwriting ratios: Loss ratio 187.5% 83.5% Expense ratio 66.1% 34.9% Combined ratio 253.6% 118.4% Contribution to combined ratio from net (favorable) adverse prior year development 105.1% 23.8% Accident year combined ratio 148.5% 94.6% Personal lines, which consists of low-value dwelling and wind-exposed homeowner’s insurance, represented 6.7% of total gross written premiums for the first quarter of 2019. Personal lines gross written premiums decreased 16.3% to $1.63 million in the first quarter of 2019 compared to the prior year period. This was mainly due to a 47.2% decline in gross written premiums in the wind-exposed lines of business, including Florida homeowners. This decline is largely due to the Company’s strategic initiative to significantly reduce exposure in this line of business. For the first quarter of 2019, the personal lines reported a $1.6 million underwriting loss of which $1.8 million was attributable to wind-exposed homeowners lines, and with the majority stemming from the Florida Homeowners business. This loss was mostly due to $1.3 million of reserve development on prior years, and $250,000 of reinstatement premiums related to Hurricane Irma. Due to the planned decline in the wind-exposed business and the related reinstatement costs, net earned premiums were only $3,000 in the quarter, for the wind-exposed business. This resulted in unusually high loss and expense ratios, which should stabilize as we more fully transition out of wind- exposed lines.

Conifer Holdings, Inc. Page 5 May 8, 2019 Combined Ratio Analysis Three Months Ended March 31, 2019 2018 (dollars in thousands) Underwriting ratios: Loss ratio 66.5% 55.7% Expense ratio 41.6% 44.0% Combined ratio 108.1% 99.7% Impact to combined ratio from net (favorable) adverse prior year development 9.1% 0.0% Accident year combined ratio 99.0% 99.7% Combined Ratio The Company's combined ratio was 108.1% for the quarter ended March 31, 2019, compared to 99.7% for the same period in 2018. The Company’s accident year combined ratio for the quarter ended March 31, 2019 was 99.0%, compared to 99.7% in the prior year period. Loss Ratio: • The Company’s losses and loss adjustment expenses were $14.5 million for the three months ending March 31, 2019, compared to $13.3 million in the prior year period. As a result, Conifer reported a loss ratio of 66.5%, compared to 55.7% in the prior year period. • Expense Ratio: The expense ratio improved to 41.6% for the first quarter of 2019, compared to 44.0% in the prior year period. Net Investment Income Net investment income increased 13.5% to $910,000 during the quarter ending March 31, 2019, compared to $802,000 in the prior year period. Net Income (Loss) In the first quarter of 2019, the Company reported net loss of $680,000, or $0.08 per share, compared to net income of $213,000, or $0.02 per share in the prior year period.

Conifer Holdings, Inc. Page 6 May 8, 2019 Adjusted Operating Income (Loss) In the first quarter of 2019, the Company reported adjusted operating loss of $4.2 million, or $0.50 per share, compared to adjusted operating income of $1.8 million, or $0.21 per share, for the same period in 2018. See Definitions of Non-GAAP Measures. Earnings Conference Call The Company will hold a conference call/webcast on Thursday, May 9, 2019 at 8:30 a.m. ET to discuss results for the first quarter ending March 31, 2019. Investors, analysts, employees and the general public are invited to listen to the conference call via: Webcast: On the Event Calendar at IR.CNFRH.com Conference Call: 844-868-8843 (domestic) or 412-317-6589 (international) The webcast will be archived on the Conifer Holdings website and available for replay for at least one year. About the Company Conifer Holdings, Inc. is a Michigan-based insurance holding company. Through its subsidiaries, Conifer offers customized insurance coverage solutions in both specialty commercial and specialty personal product lines marketing mainly through independent agents in all 50 states. The Company is traded on the Nasdaq Global Market (Nasdaq: CNFR). Additional information is available on the Company’s website at www.CNFRH.com. Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance.

Conifer Holdings, Inc. Page 7 May 8, 2019 Reconciliations of adjusted operating income and adjusted operating income per share: Three Months Ended March 31, 2019 2018 (dollars in thousands, except share and per share amounts) Net income (loss) $ (680) $ 213 Less: Net realized investment gains (losses), net of tax 19 161 Change in fair value of equity securities, net of tax 1,265 (297) Net decrease (increase) in deferred gain on losses ceded to ADC, net of tax 2,283 (1,431) Adjusted operating income (loss) $ (4,247) $ 1,780 Weighted average common shares, diluted 8,453,570 8,520,328 Diluted income (loss) per common share: Net income (loss) $ (0.08) $ 0.02 Less: Net realized investment gains (losses), net of tax - 0.02 Change in fair value of equity securities, net of tax 0.15 (0.04) Net decrease (increase) in deferred gain on losses ceded to ADC, net of tax 0.27 (0.17) Adjusted operating income (loss) per share $ (0.50) $ 0.21 Forward-Looking Statement This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events or our future financial or operating performance, and include Conifer’s expectations regarding premiums, earnings, its capital position, expansion, and growth strategies. The forward-looking statements contained in this press release are based on management’s good-faith belief and reasonable judgment based on current information. The forward-looking statements are qualified by important factors, risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from those in the forward-looking statements, including those described in our form 10-K (“Item 1A Risk Factors”) filed with the SEC on March 13, 2019 and subsequent reports filed with or furnished to the SEC. Any forward-looking statement made by us in this report speaks only as of the date hereof or as of the date specified herein. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws or regulations.

Conifer Holdings, Inc. Page 8 May 8, 2019 Conifer Holdings, Inc. and Subsidiaries Consolidated Balance Sheets (dollars in thousands, except share data) March 31 December 31, 2019 2018 Assets (Unaudited) Investment securities: Debt securities, at fair value (amortized cost of $124,599 and $ 124,057 $ 120,440 $122,678, respectively) Equity securities, at fair value (cost of $9,594 and $9,559, respectively) 12,038 10,737 Short-term investments, at fair value 8,069 8,925 Total investments 144,164 140,102 Cash and cash equivalents 10,411 10,792 Premiums and agents' balances receivable, net 18,684 21,247 Receivable from Affiliate 2,279 3,582 Reinsurance recoverables on unpaid losses 24,551 29,685 Reinsurance recoverables on paid losses 9,567 5,060 Prepaid reinsurance premiums 3,659 1,829 Deferred policy acquisition costs 12,153 12,011 Other assets 12,680 8,444 Total assets $ 238,148 $ 232,752 Liabilities and Shareholders' Equity Liabilities: Unpaid losses and loss adjustment expenses $ 93,966 $ 92,807 Unearned premiums 51,519 52,852 Debt 34,583 33,502 Deferred gain on ADC 3,394 5,677 Accounts payable and other liabilities 11,771 5,751 Total liabilities 195,233 190,589 Commitments and contingencies - - Shareholders' equity: Common stock, no par value (100,000,000 shares authorized; 8,353,051 and 8,478,202 issued and outstanding, respectively) 86,268 86,533 Accumulated deficit (42,438) (41,758) Accumulated other comprehensive income (loss) (915) (2,612) Total shareholders' equity 42,915 42,163 Total liabilities and shareholders' equity $ 238,148 $ 232,752

Conifer Holdings, Inc. Page 9 May 8, 2019 Conifer Holdings, Inc. and Subsidiaries Consolidated Statements of Operations (Unaudited) (dollars in thousands, except share and per share data) Three Months Ended March 31, 2019 2018 Revenue Premiums Gross earned premiums $ 25,550 $ 27,724 Ceded earned premiums (3,863) (3,924) Net earned premiums 21,687 23,800 Net investment income 910 802 Net realized investment gains 19 161 Change in fair value of equity securities 1,265 (297) Other income 422 357 Total revenue 24,303 24,823 Expenses Losses and loss adjustment expenses, net 14,456 13,328 Policy acquisition costs 5,589 6,513 Operating expenses 4,323 4,187 Interest expense 710 619 Total expenses 25,078 24,647 Income (loss) before equity earnings and income taxes (775) 176 Equity earnings of affiliates, net of tax 106 55 Income tax (benefit) expense 11 18 Net income (loss) (680) 213 Earnings (loss) per common share, basic and diluted $ (0.08) $ 0.02 Weighted average common shares outstanding, basic and diluted 8,453,570 8,520,328